UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Enhanced Government Fund, Inc., 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Enhanced

Government Fund, Inc. (EGF)

ANNUAL REPORT | DECEMBER 31, 2009

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

Section 19(b) Disclosure

BlackRock Enhanced Government Fund, Inc. (EGF) (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order, has adopted a level distribution plan (“the Plan”), consistent with its investment objectives and policies. In adopting the Plan, the Fund employs an option over-write strategy to support a level distribution of income, capital gains and/or return of capital. In accordance with the Plan, the Fund currently distrib-
utes the following fixed amount per share on a monthly basis:

Exchange Symbol	Amount	Per Common Share
EGF		$ 0.1050

The fixed amounts distributed per share are subject to change at the discretion of the Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the
Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain a level distribution. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more com-
plete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund are available on the BlackRock website www.blackrock.com.

2 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the mar-
kets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States.
European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield fin-
ished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a suc-
cess, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the
6- and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month
US equities (S&P 500 Index)	22.59%	26.46%
Small cap US equities (Russell 2000 Index)	23.90	27.17
International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever,
BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting
BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients worldwide a full complement of active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.
* Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT DECEMBER 31, 2009 3

Fund Summary as of December 31, 2009

Investment Objective

BlackRock Enhanced Government Fund, Inc. (EGF) (the “Fund”) seeks to provide shareholders with current income and gains. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S.
Government mortgage-backed securities that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government securities, U.S. Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.
No assurance can be given that the Fund’s investment objective will be acheived.

Performance

For the 12 months ended December 31, 2009, the Fund returned 12.17% based on market price and 12.68% based on net asset value (“NAV”). For the same period, the benchmark Citigroup Government/Mortgage Index posted a total return of 1.63%. All returns reflect reinvestment of dividends.
The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. During the year, the Fund benefitted from index exposure to agency mortgage-backed securities, as well as an out-of-index allocation to non-agency mortgage-backed securities, commercial mortgage-backed securities and investment-grade credit, as those sectors rallied during 2009.
The options strategy generated positive returns as volatility was at an elevated level during the year and the premiums received by selling calls helped produce an above-average yield for the Fund. Rates rose during 2009, which was also a positive for the Fund since it was selling calls, which keeps overall duration shorter than the benchmark. In addition, the Fund was positioned with a shorter duration during the period. Conversely, a small alloca-
tion of the call writing strategy was made to the mortgage sector, which detracted from performance as mortgages continued to rally through the end of the year.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange					EGF
Initial Offering Date				October 31, 2005
Yield on Closing Market Price as of December 31, 2009 ($17.07)[1]					7.38%
Current Monthly Distribution per share[2]					$0.105
Current Annualized Distribution per share[2]					$1.260
Leverage as of December 31, 2009[3]					5%
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
[3] Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to reverse repurchase agreements, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.
The table below summarizes the changes in the Fund’s market price and NAV per share:
	12/31/09	12/31/08	Change	High	Low
Market Price	$17.07	$16.57	3.02%	$17.99	$15.52
Net Asset Value	$16.59	$16.03	3.49%	$17.08	$15.77
The following unaudited chart shows the portfolio composition and credit quality allocation of the Fund’s long-term investments:

Portfolio Composition
	12/31/09	12/31/08
U.S. Government Sponsored
Agency Securities	63%	81%
U.S. Treasury Obligations	18	8
Non-Agency Mortgage-Backed
Securities	11	6
Preferred Securities	4	2
Asset-Backed Securities	2	2
Foreign Agency Obligations	1	—
Taxable Municipal Bonds	1	—
Corporate Bonds	—	1

Credit Quality Allocations[4]
Percentage of Long-Term Investments
AAA/Aaa[5]	90%
AA/Aa	3
A	3
BBB/Baa	3
CCC/Caa	1
[4] Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s
Investor Service (“Moody’s”) ratings.
[5] Includes U.S. Government Sponsored Agency Securities and
U.S. Treasury Obligations, which are deemed AAA/Aaa by the
investment advisor.

4 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and NAV.
However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings by entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be ob-
tained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped;
that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, returns to shareholders will be lower than if the Fund had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 mil-
lion and it issues debt securities for an additional $30 million, creating a total value of $130 million available for investment in long-term secu-
rities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the
Fund’s total portfolio of $130 million earns the income based on long-term interest rates. In this case, the interest expense of the debt securities is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays interest expense on the higher short-term interest rates where-as the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In con-
trast, the redemption value of the Fund’s debt securities do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from debt securities.

The use of leverage may enhance opportunities for increased income to the Fund and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gener-
ally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if lever-
age had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The
Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of lever-
age may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by sharehold-
ers and may reduce income.

Under the Investment Company Act of 1940, the Fund is permitted to borrow up to 33 1 / 3 % of total managed assets. As of December 31, 2009, the Fund had outstanding leverage of 5% from reverse repurchase agree-
ments as a percentage of its total of managed assets.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including options, swaps and financial futures contracts, as specified in Note 2 of the
Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge mar-
ket and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counter-
party to the transaction or illiquidity of the derivative instrument. The

Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 5

Schedule of Investments December 31, 2009 (Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value
First Franklin Mortgage Loan, Asset Backed Certificates,
Series 2005-FF2, Class M2, 0.67%, 3/25/35 (a)	$ 3,220	$ 1,255,800
GSAA Home Equity Trust, Series 2005-1, Class AF2,
4.32%, 11/25/34 (a)	964	915,702
Securitized Asset Backed Receivables LLC Trust (a):
Series 2005-0P1, Class M2, 0.68%, 1/25/35	2,000	1,221,811
Series 2005-OP2, Class M1, 0.66%, 10/25/35	1,025	349,719
Soundview Home Equity Loan Trust, Series 2007-OPT5,
Class 2A2, 1.18%, 10/25/37 (a)	2,500	1,263,000
Total Asset-Backed Securities — 2.6%		5,006,032
Foreign Agency Obligations
Province of Ontario, Canada, 4.10%, 6/16/14 (b)	1,745	1,821,108
Total Foreign Agency Obligations — 0.9%		1,821,108
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 4.4%
Bank of America Mortgage Securities Inc., Series 2003-J,
Class 2A1, 3.62%, 11/25/33 (a)	393	327,764
Bear Stearns Alt-A Trust, Series 2004-13, Class A1,
0.97%, 11/25/34 (a)	507	353,811
CS First Boston Mortgage Securities Corp., Series
2005-11, Class 6A5, 6.00%, 12/25/35	1,093	942,984
Countrywide Alternative Loan Trust, Series 2006-41CB,
Class 2A17, 6.00%, 1/25/37	1,601	1,200,429
Homebanc Mortgage Trust, Series 2005-4, Class A1,
0.50%, 10/25/35 (a)	1,912	1,293,215
Thornburg Mortgage Securities Trust (a):
Series 2006-6, Class A1, 0.34%, 11/25/46	1,938	1,863,133
Series 2007-2, Class A2A, 0.36%, 6/25/37	1,378	1,338,632
WaMu Mortgage Pass-Through Certificates, Series
2005-AR7, Class A1, 4.91%, 8/25/35 (a)	1,223	1,189,507
		8,509,475
Commercial Mortgage-Backed Securities — 8.5%
Bear Stearns Commercial Mortgage Securities, Series
2001-T0P2, Class A2, 6.48%, 2/15/35	1,545	1,599,034
Commercial Mortgage Pass-Through Certificates, Series
2007-C9, Class A2, 5.81%, 12/10/49 (a)	3,250	3,342,824
Credit Suisse Mortgage Capital Certificates, Series
2007-C5, Class A2, 5.59%, 9/15/40	3,400	3,397,774
LB-UBS Commercial Mortgage Trust, Class A2:
Series 2007-C1, 5.32%, 2/15/40	2,000	2,036,492
Series 2007-C7, 5.59%, 9/15/45	3,000	3,038,503
Wachovia Bank Commercial Mortgage Trust, Series
2007-C32, Class A2, 5.74%, 6/15/49 (a)	3,000	3,055,994
		16,470,621

	Par
Non-Agency Mortgage-Backed Securities	(000)	Value
Interest Only Collateralized Mortgage
Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5,
Class 1A7, 6.00%, 5/25/37	$ 690	$ 79,192
Total Non-Agency Mortgage-Backed Securities — 12.9%		25,059,288
Preferred Securities
Capital Trusts
Diversified Financial Services — 0.9%
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	2,000	1,835,472
Electric Utilities — 0.9%
PPL Capital Funding, 6.70%, 3/30/67 (a)	2,000	1,730,000
Insurance — 1.1%
The Allstate Corp., 6.50%, 5/15/67 (a)	2,000	1,730,000
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(c)	504	425,880
		2,155,880
Total Capital Trusts — 2.9%		5,721,352
Trust Preferreds	Shares
Capital Markets — 0.9%
Morgan Stanley Capital Trust VIII, 6.45%, 4/15/67	80,000	1,687,606
Media — 1.0%
Comcast Corp., 6.63%, 5/15/56	80,000	1,916,397
Total Trust Preferreds — 1.9%		3,604,003
Total Preferred Securities — 4.8%		9,325,355
	Par
	(000)
Taxable Municipal Bonds
State — 0.9%
State of California, GO, Taxable, Various Purpose 3,
5.65%, 4/01/39	$ 1,680	1,737,271
Total Taxable Municipal Bonds — 0.9%		1,737,271
U.S. Government Sponsored Agency Securities
Agency Obligations — 3.1%
Fannie Mae, 5.25%, 8/01/12	2,460	2,625,140
Federal Farm Credit Bank, 4.55%, 6/08/20 (d)	3,500	3,442,680
		6,067,820

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
GO	General Obligation Bonds
LIBOR	London Inter-Bank Offered Rate
USD	US Dollar

See Notes to Financial Statements.

6 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
U.S. Government Sponsored Agency Securities	(000)	Value
Collateralized Mortgage Obligations — 11.1%
Freddie Mac Multiclass Certificates, Series 3149,
Class HA, 6.00%, 5/15/27	$ 940	$ 957,370
Ginnie Mae Trust, Class C (a):
Series 2005-87, 5.33%, 9/16/34	10,000	10,642,315
Series 2006-3, 5.24%, 4/16/39	10,000	9,905,250
		21,504,935
Interest Only Collateralized Mortgage
Obligations — 0.2%
Ginnie Mae Trust, Series 2006-30, Class IO,
0.80%, 5/16/46 (a)	8,408	365,180
Mortgage-Backed Securities — 61.8%
Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/24 – 10/01/24	9,221	9,288,202
4.50%, 1/15/25 – 5/01/39 (e)	7,852	7,962,929
4.66%, 7/01/10	1,815	1,820,297
4.68%, 2/01/13	5,229	5,476,574
5.00%, 1/15/25 – 1/15/40 (b)(e)	26,895	27,762,705
5.24%, 4/01/12 (b)	7,939	8,406,278
5.50%, 7/01/17 – 7/01/38 (b)(d)	37,280	39,173,873
5.71%, 2/01/12	2,569	2,750,711
6.00%, 2/01/36 – 10/01/36	5,021	5,332,994
6.60%, 1/01/11	4,830	4,970,663
Freddie Mac Mortgage-Backed Securities:
4.50%, 5/01/34	1,034	1,039,214
5.00%, 1/15/40 (e)	300	307,594
5.50%, 1/15/40 (e)	700	733,250
Ginnie Mae Mortgage-Backed Securities (e):
4.50%, 1/15/40	2,600	2,601,625
5.00%, 11/15/35 – 1/15/40	137	140,949
5.50%, 1/15/40	2,300	2,409,250
		120,177,108
Total U.S. Government Sponsored
Agency Securities — 76.2%		148,115,043
U.S. Treasury Obligations
U.S. Treasury Notes:
1.13%, 12/15/12	6,670	6,563,147
3.13%, 8/31/13	110	114,306
2.13%, 11/30/14 (f)	11,865	11,584,155
2.38%, 12/31/14	19,230	19,174,425
3.50%, 2/15/39	5,595	4,582,652
Total U.S. Treasury Obligations — 21.6%		42,018,685
Total Long-Term Investments
(Cost — $232,730,229) — 119.9%		233,082,782

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.11% (g)(h)	2,181,318	$ 2,181,318
Total Short-Term Securities
(Cost — $2,181,318) — 1.1%		2,181,318
Options Purchased	Contracts (i)
Over-the-Counter Call Swaptions Purchased — 0.0%
Receive a fixed rate of 0.80% and pay a floating rate
based on 3-month LIBOR, Expires 3/08/10,
Broker JPMorgan Chase Bank NA	16	14,812
Total Options Purchased (Cost — $17,793) — 0.0%		14,812
Total Investments Before TBA Sale Commitments and
Options Written (Cost — $234,929,340*) — 121.0%		235,278,912
	Par
TBA Sale Commitments (e)	(000)
Fannie Mae Mortgage-Backed Securities,
6.00%, 2/01/36 – 10/01/36	$ 2,600	(2,753,561)
Total TBA Sale Commitments
(Proceeds — $2,770,625) — (1.4)%		(2,753,561)
Options Written	Contracts
Over-the-Counter Call Options Written — (0.0)%
Fannie Mae Guaranteed Pass Through Certificates,
Strike Price $104, Expires 1/06/10	500,000	(500)
Over-the-Counter Call Swaptions Written — (0.2)%
Pay a fixed rate of 2.55% and receive a floating rate
based on 3-month LIBOR, Expires 1/07/10,
Broker Morgan Stanley Capital Services, Inc.	30 (i)	(300)
Pay a fixed rate of 3.60% and receive a floating rate
based on 3-month LIBOR, Expires 1/19/10,
Broker Royal Bank of Scotland, Inc.	20 (i)	(11,820)
Pay a fixed rate of 4.34% and receive a floating rate
based on 3-month LIBOR, Expires 8/03/10,
Broker Credit Suisse International	8 (i)	(287,656)
		(299,776)
Over-the-Counter Put Swaptions Written — (0.1)%
Receive a fixe rate of 4.34% and pay a floating rate
based on 3-month LIBOR, Expires 8/03/10,
Broker Credit Suisse International	8 (i)	(258,568)
Total Options Written
(Premiums Received — $1,234,894) — (0.3)%		(558,844)
Total Investments, Net of TBA Sale
Commitments and Options Written — 119.3%		231,966,507
Liabilities in Excess of Other Assets — (19.3)%		(37,494,560)
Net Assets — 100.0%		$194,471,947

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 7

Schedule of Investments (continued)

* The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2009, as computed for federal income tax purposes, were as follows:
Aggregate cost					$234,929,340
Gross unrealized appreciation					$ 7,941,889
Gross unrealized depreciation					(7,592,317)
Net unrealized appreciation					$ 349,572
(a) Variable rate security. Rate shown is as of report date.
(b) All or a portion of security has been pledged as collateral in connection with open swaps.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors.
(d) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(e) Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:
Unrealized
				Market	Appreciation
Counterparty				Value	(Depreciation)
Citigroup Global Markets, Inc.			$ 3,334,875		$ (33,588)
Credit Suisse Securities (USA) LLC			$ 1,426,439		$ (28,505)
Deutsche Bank Securities, Inc.			$ 4,421,346		$ (52,401)
Goldman Sachs & Co.			$ 2,614,469		$ (29,427)
Morgan Stanly & Co., Inc.			$ 102,828		$ (961)
(f) All or a portion of security has been pledged as collateral for reverse repurchase agreements.
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Affiliate			Net Activity		Income
BlackRock Liquidity Funds, TempFund,
Institutional Class			$ 2,181,318		$ 99,448
BlackRock Liquidity Series, LLC
Cash Sweep Series			$(43,275,054)		$ 57,109
(h) Represents the current yield as of report date.
(i) One contract represents a notional amount of $1 million.
•Financial futures contracts purchased as of December 31, 2009 were as follows:
			Expiration	Notional	Unrealized
Contracts	Issue	Exchange	Date	Value	Depreciation
57	2-Year U.S.		March
	Treasury Bond	Chicago	2010	$ 12,395,844	$ (68,703)
174	10-Year U.S.		March
	Treasury Bond	Chicago	2010	$ 20,652,008	(563,164)
309	30-Year U.S.		March
	Treasury Bond	Chicago	2010	$ 37,012,641	(1,361,766)
14	Euro BOBL		March
	Future	Eurex	2010	$ 2,338,099	(16,841)
Total					$(2,010,474)

•Reverse repurchase agreements outstanding as of December 31, 2009 were as follows:
					Net
	Interest	Trade	Maturity		Closing	Face
Contracts	Rate	Rate	Date		Amount	Amount
JPMorgan
Securities,
Inc.	0.09%	12/11/09 1/13/10 $10,934,484 $10,933,828
•Interest rate swaps outstanding as of December 31, 2009 were as follows:
				Notional
Fixed	Floating	Counter-		Amount		Unrealized
Rate	Rate	party	Expiration	(000)		Depreciation
3.95%(a)	3-month
	Australian
	Bank Bill
	Short-Term	Deutsche
	Rate	Bank AG	May 2011 AUD		3,560	$ (34,309)
4.02%(a)	3-month
	Australian
	Bank Bill
	Short-Term	Deutsche	May
	Rate	Bank AG	2011	AUD 10,555		(95,388)
4.63%(b)	3-month	Deutsche	March
	LIBOR	Bank AG	2013	USD	50,000	(3,794,695)
5.71%(b)	3-month	Deutsche	June
	LIBOR	Bank AG	2017	USD	25,000	(3,486,338)
5.96%(b)	3-month	Deutsche	December
	LIBOR	Bank AG	2037	USD	25,000	(5,795,436)
Total						$(13,206,166)
(a) Pays floating interest rate and receives fixed rate.
(b) Pays fixed interest rate and receives floating rate.

•Fair Value Measurements — Various inputs are used in determining the fair value of investments which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

8 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Schedule of Investments (concluded)

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:
	Investments in
Valuation Inputs	Securities
	Assets	Liabilities
Level 1
Long-Term Investments — Trust Preferreds .	$ 3,604,003	—
Short-Term Securities	2,181,318	—
Total Level 1	5,785,321	—
Level 2
Long-Term Investments:
Asset-Backed Securities	3,750,232	—
Capital Trusts	5,721,352	—
Foreign Agency Obligations	1,821,108	—
Non-Agency Mortgage
Backed Securities	23,779,667	—
TBA Sale Commitments	—	$ (2,753,561)
Taxable Municipal Bonds	1,737,271	—
U.S. Government Sponsored
Agency Securites	148,115,043	—
U.S. Treasury Obligations	42,018,685	—
Total Level 2	226,943,358	(2,753,561)
Level 3
Long-Term Investments:
Asset-Backed Securities	1,255,800	—
Non-Agency Mortgage-Backed
Securities	1,279,621	—
Total Level 3	2,535,421	—
Total	$ 235,264,100	$ (2,753,561)
		Other
Valuation Inputs	Financial Instruments[1]
	Assets	Liabilities
Level 1	—	$ (2,010,474)
Level 2	$ 14,812	(13,635,313)
Level 3	—	(129,697)
Total	$ 14,812	$ (15,775,484)
[1] Other financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Asset-	Non-Agency
	Backed	Mortgage-Backed
	Securities	Securities	Total
Balance, as of
December 31, 2008	—	—	—
Realized gain	—	$ (4,867)	$ (4,867)
Change in unrealized
appreciation/depreciation[2]	$ 289,800	451,377	741,177
Net sales	—	(487,442)	(487,442)
Net transfers in/out of Level 3	966,000	1,320,553	2,286,553
Balance, as of
December 31, 2009	$1,255,800	$1,279,621	$2,535,421
[2] The change in unrealized appreciation/depreciation on securities still held at
December 31, 2009 was $741,177.
The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:
Other Financial
Instruments[3]
Liabilities
Balance, as of
December 31, 2008			—
Realized gain			—
Change in unrealized
appreciation/depreciation			—
Net sales			—
Net transfers in/out of Level 3		$ (129,697)
Balance, as of December 31, 2009		$ (129,697)
[3] Other financial instruments are swaps.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 9

Statement of Assets and Liabilities
December 31, 2009
Assets
Investments at value — unaffiliated (cost — $232,748,022)	$ 233,097,594
Investments at value — affiliated (cost — $2,181,318)	2,181,318
TBA sale commitments receivable	2,770,625
Interest receivable	1,102,389
Swaps receivable	9,478
Prepaid expenses	47,074
Total assets	239,208,478
Liabilities
Reverse repurchase agreements	10,933,828
TBA sale commitments at value (proceeds — $2,770,625)	2,753,561
Options written at value (premiums received — $1,234,894)	558,844
Unrealized depreciation on swaps	13,206,166
Investments purchased payable	14,850,500
Income dividends payable	1,230,455
Swaps payable	774,214
Margin variation payable	233,155
Investment advisory fees payable	163,045
Other affiliates payable	972
Interest expense payable	656
Officer’s and Directors’ fees payable	551
Other accrued expenses payable	30,584
Total liabilities	44,736,531
Net Assets	$ 194,471,947
Net Assets Consist of
Paid-in capital	$ 217,206,651
Distributions in excess of net investment income	(1,230,455)
Accumulated net realized loss	(7,330,295)
Net unrealized appreciation/depreciation	(14,173,954)
Net Assets	$ 194,471,947
Net Asset Value
Based on net assets of $194,471,947 and 11,718,715 shares outstanding, 200 million shares authorized, $0.10 par value	$ 16.59

See Notes to Financial Statements.

10 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Statement of Operations
Year Ended December 31, 2009
Investment Income
Interest	$ 9,598,671
Income — affiliated	156,557
Total income	9,755,228
Expenses
Investment advisory	1,674,349
Printing	48,545
Professional	44,626
Accounting services	40,615
Repurchase offer	35,236
Transfer agent	30,839
Officer and Directors	26,323
Custodian	22,480
Registration	9,166
Miscellaneous	42,153
Total expenses excluding interest expense	1,974,332
Interest expense	967
Total expenses	1,975,299
Less fees waived by advisor	(17,438)
Less fees paid indirectly	(646)
Total expenses after fees waived and paid indirectly	1,957,215
Net investment income	7,798,013
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,106,225
Financial futures contracts and swaps	(14,110,642)
Options written	765,281
Foreign currency transactions	16,588
(9,222,548)
Net change in unrealized appreciation/depreciation on:
Investments	8,705,429
Financial futures contracts and swaps	15,345,639
Options written	676,050
24,727,118
Total realized and unrealized gain	15,504,570
Net Increase in Net Assets Resulting from Operations	$ 23,302,583

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 11

Statements of Changes in Net Assets
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income	$ 7,798,013	$ 11,791,208
Net realized gain (loss)	(9,222,548)	9,824,838
Net change in unrealized appreciation/depreciation	24,727,118	(23,517,721)
Net increase (decrease) in net assets resulting from operations.	23,302,583	(1,901,675)
Dividends and Distributions to Shareholders From
Net investment income	(3,097,770)	(5,672,970)
Net realized gain	(11,777,088)	(9,706,930)
Tax return of capital	(1,826,941)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(16,701,799)	(15,379,900)
Capital Share Transactions
Reinvestment of dividends and distributions	1,663,404	185,156
Net redemption of shares resulting from a repurchase offer (including $12,156 and $196,102 repurchase fees, respectively)	(595,623)	(9,615,115)
Net increase (decrease) in net assets resulting from capital share transactions	1,067,781	(9,429,959)
Net Assets
Total increase (decrease) in net assets.	7,668,565	(26,711,534)
Beginning of year	186,803,382	213,514,916
End of year	$ 194,471,947	$ 186,803,382
Undistributed (distributions in excess of) net investment income	$ (1,230,455)	$ 1,867,315

See Notes to Financial Statements.

12 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Financial Highlights
					Period
					October 31, 2005[1]
		Year Ended December 31,			to December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 16.03	$ 17.42	$ 18.50	$ 19.18	$ 19.10
Net investment income[2]	0.67	0.97	0.84	0.78	0.13
Net realized and unrealized gain (loss)	1.32	(1.10)	(0.54)	(0.06)	0.10
Net increase (decrease) from investment operations	1.99	(0.13)	0.30	0.72	0.23
Dividends and distributions from:
Net investment income	(0.26)	(0.46)	(0.62)	(0.81)	(0.10)
Net realized gain	(1.01)	(0.80)	(0.76)	(0.03)	(0.02)
Tax return of capital	(0.16)	—	—	(0.56)	—
Total dividends and distributions	(1.43)	(1.26)	(1.38)	(1.40)	(0.12)
Capital charges with respect to issuance of shares	—	—	—	(0.00)[3]	(0.03)
Net asset value, end of period	$ 16.59	$ 16.03	$ 17.42	$ 18.50	$ 19.18
Market price, end of period	$ 17.07	$ 16.57	$ 15.84	$ 18.54	$ 18.09
Total Investment Return[4]
Based on net asset value	12.68%	(0.73)%	2.39%	4.08%	1.06%[5]
Based on market price	12.17%	12.85%	(7.10)%	10.59%	(8.97)%[5]
Ratios to Average Net Assets
Total expenses	1.00%	1.07%	1.48%	1.01%	0.94%[6]
Total expenses after fees waived and paid indirectly	0.99%	1.07%	1.48%	1.01%	0.94%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense	0.99%	0.97%	1.00%	1.01%	0.94%[6]
Net investment income	3.96%	5.40%	4.67%	4.18%	3.89%[6]
Supplemental Data
Net assets, end of period (000)	$ 194,472	$ 186,803	$ 213,515	$ 235,975	$ 243,690
Borrowings outstanding, end of period (000)	$ 10,934	—	$ 20,697	—	—
Average borrowings outstanding during the period (000)	$ 3,415	—	$ 17,823	—	—
Portfolio turnover	483%[7]	367%[8]	254%	76%	20%
Asset coverage, end of period per $1,000	$ 18,786	—	$ 11,316	—	—

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 174%.
8 Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 212%.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 13

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as a diversified, closed-end management investment company. The
Fund is organized as a Maryland corporation. The Fund’s financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publica-
tion the net asset value of its shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to value instruments at fair value. The
Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Board of Directors (the
“Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securi-
ties are estimated based on models. The models consider the estimated cash flows of each tranche of the security, establishes a benchmark yield and develops an estimated tranche specific spread to the bench-
mark yield based on the unique attributes of the tranche. To-be-
announced (“TBA”) commitments are valued at the current market value of the underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign curr-
encies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price.
If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value
(“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the
Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disas-
ter) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the
Board or by the investment advisor using a pricing service and/or proce-
dures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of in-
vestment securities, assets and liabilities at the current rate of exchange;
and (ii) purchases and sales of investment securities, income and ex-
penses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as

14 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Notes to Financial Statements (continued)

the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-
backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instru-
mentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association
(“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation and Federal National
Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage
Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United
States and are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these secu-
rities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obliga-
tions (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-
through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and
POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mort-
gages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mort-
gage assets experience greater than anticipated pre-payments of princi-
pal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The
Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, gener-
ally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Mortgage Dollar Roll Transactions: The Fund may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll trans-
actions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 15

Notes to Financial Statements (continued)

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Fund. Treasury rolls are not considered pur-
chases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment perform-
ance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment per-
formance of the Fund.

TBA Commitments: The Fund may enter into TBA commitments to
purchase or sell securities for a fixed price at a future date. TBA commit-
ments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repur-
chase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the
Fund’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts and written options) or certain borrowings (e.g. reverse repurchase agreements), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has require-
ments to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and dist-
ributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of total distributions may be treated as a tax return of capital.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on inter-
est, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an addi-
tional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance
was issued by the Financial Accounting Standards Board (“FASB”) for
transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the infor-
mation that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and transferor’s contin-
uing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscals years and interim periods beginning after November 15, 2009. Earlier application is pro-
hibited. The recognition and measurement provisions of this guidance

16 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Notes to Financial Statements (continued)

must be applied to transfers occurring on or after the effective date.
Additionally, the enhanced disclosure provisions of the amended guid-
ance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and sep-
arate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settle-
ments in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, non-interested Directors (“Independent Directors”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain
BlackRock Closed-End Funds selected by the Independent Directors.
This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred
compensation obligations.

Investments to cover the Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities.
Dividends and distributions from the BlackRock Closed-End Fund invest-
ments under the plan are included in income-affiliated in the State-
ments of Operations.

Other: Expenses directly related to the Fund are charged to that Fund.
Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown as fees paid indirectly in the Statement of Operations.

2. Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Fund may mitigate counter-
party risk through master netting agreements included within an
International Swaps and Derivatives Association, Inc. (“ISDA”) Master
Agreement between the Fund and its counterparties. The ISDA Master
Agreement allows the Fund to offset with its counterparty certain deriv-
ative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. See
Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For OTC purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated per-
centage or the Fund fails to meet the terms of its ISDA Master Agree-
ments, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-
traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin varia-

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 17

Notes to Financial Statements (continued)

tion and are recognized by the Fund as unrealized gains or losses.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of finan-
cial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Fund may purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk) and/or, in the case of written options, to generate gains from option premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is sub-
sequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received)
is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the
Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation.
When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Swaps: The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the dif-
ference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•Interest rate swaps — The Fund may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Values of Derivative Instruments as of December 31, 2009

Asset Derivatives Liability Derivatives

Statement Statement
of Assets of Assets
and Liabilites and Liabilites
Location Value Location Value

Net unrealized
appreciation/
depreciation/
Unrealized
depreciation
on swaps/
Investments Options
at value — written
Interest rate contracts* . . . unaffiliated $14,812 at value $15,775,484

* Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

18 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations
Year Ended December 31, 2009

Net Realized Gain (Loss) from

Financial
Futures
Contracts	Swaps	Options**	Total
Interest rate
contracts	$ (2,807,841) $(11,302,801)	$ 865,695	$ (13,244,947)
Net Change in Unrealized Appreciation/Depreciation on

Financial
Futures
Contracts	Swaps	Options**	Total
Interest rate
contracts	$(8,108,276) $23,453,915	$673,069	$16,018,708
** Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
For the year ended December 31, 2009, the average derivative activity was as follows:
Futures:
Average number of contracts			1,231
Average value			$ 3,218,590
Options purchased:
Average number of contracts			38
Average US dollar amount			$ 61,746
Interest rate swaps:
Average number of positions			6
Average notional value			$199,026,224

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America
Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure PNC is an affiliate for 1940 Act purposes, but BAC and
Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s invest-
ments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of
0.85% of the average daily value of the Fund’s net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the
Manager, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds.
This amount is included in fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2009, the Fund reimbursed the
Manager $3,974 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments (including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and
US government securities) for the year ended December 31, 2009 were
$1,030,149,998 and $1,104,494,619, respectively.

For the year ended December 31, 2009, purchases and sales of
US government securities were $232,273,329 and $201,650,293, respectively.

For the year ended December 31, 2009, purchases and sales of mort-
gage dollar rolls were $807,643,942 and $809,119,319, respectively.

Transactions in options written for the year ended December 31, 2009 were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts†	Recieved	Contracts†	Received
Options outstanding
at beginning of year	—	—	—	—
Options written	3,502,212	$ 5,713,096	58	$ 1,392,400
Options expired	(2,501,114)	(2,592,775)	(50)	(980,000)
Options closed	(501,040)	(2,297,827)	—	—
Options outstanding
at end of year	500,058	$ 822,494	8	$ 412,400
† One contract represents a notional amount of $1 million or $100.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the
United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of
December 31, 2009 attributable to the accounting for swap agreements,

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 19

Notes to Financial Statements (concluded)

foreign currency transactions, net operating losses and non-deductible expenses were reclassified to the following accounts:
Paid-in capital		$ (251,010)
Distributions in excess of net investment income		$ (7,798,013)
Accumulated net realized loss		$ 8,049,023
The tax character of distributions paid during the fiscal years ended
December 31, 2009 and 2008 was as follows:
	12/31/2009	12/31/2008
Distributions paid from:
Ordinary income	$ 3,097,770	$ 12,869,196
Long-term capital gains	11,777,088	2,510,704
Tax return of capital	1,826,941	—
Total distributions	$ 16,701,799	$ 15,379,900
As of December 31, 2009, the tax components of accumulated net losses were as follows:
Capital loss carryforwards		$ (8,668,618)
Net unrealized losses*		(14,066,086)
Total		$ (22,734,704)
* The difference between book-basis and tax-basis net unrealized losses is attribut-
able primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and options and the deferral of post-October capital losses for tax purposes.

As of December 31, 2009, the Fund had capital loss carryforwards in the amount of $8,668,618 available to offset future realized capital gains, which expires December 31, 2017.

6. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any col-
lateral held by the Fund.

7. Capital Share Transactions:

The Fund is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to classify and reclassify any unissued shares with-
out approval of the holders of Common Shares.

The Fund will make offers to repurchase its shares at approximately
12-month intervals. The shares tendered in the repurchase offer may be subject to a repurchase fee retained by the Fund to compensate the
Fund for expenses directly related to the repurchase offer.

Shares issued and outstanding during the year ended December 31,
2009 increased by 99,869 as a result of dividend reinvestment and decreased by 36,242 as a result of a repurchase offer. Shares issued and outstanding during the year ended December 31, 2008 increased by 11,529 as a result of dividend reinvestment and decreased by
612,818 as a result of a repurchase offer.

8. Borrowings:

For the year ended December 31, 2009, the Fund’s daily weighted average interest rate from reverse repurchase agreements and treasury rolls was 0.03%.

9. Subsequent Event:

Management’s evaluation of the impact of all subsequent events on the
Fund’s financial statements was completed through February 26, 2010, the date the financial statements were issued and the following items were noted:

The Fund paid a distribution in the amount of $0.105 per share on
January 11, 2010 to shareholders of record on December 31, 2009.

20 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Enhanced Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Enhanced Government Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial high-
lights based on our audits. The financial highlights of the Fund for the period October 31, 2005 (commencement of operations) to December
31, 2005, were audited by other auditors whose report, dated February
8, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over fin-
ancial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our proced-
ures included confirmation of the securities owned as of December 31,
2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Enhanced Government Fund, Inc. as of December 31, 2009,
the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2010

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 21

Important Tax Information
The following information is provided with respect to the distributions paid by the Fund for the taxable year ended December 31, 2009:
Interest-Related Dividends for Non-U.S Residents†
Month Paid:
February 2009	71.66%
March 2009	37.54%
Long-Term Capital Gains
Month(s) Paid:
March 2009	47.62%
April – November 2009	100%
December 2009	42.75%
Federal Obligation Interest††
Month Paid:
February 2009	6.21%
March 2009	3.25%
† Represents the portion of the distributions eligible for exemption from US withholding tax for non resident aliens and foreign corporations.
†† The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax.
We recommend that you consult your advisor to determine if any portion of the dividends you received is exempt from state income taxes.

22 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan
(the “Plan”) under which income and capital gains dividends paid by the
Fund are automatically reinvested in additional Common Shares of the
Fund. The Plan is administered on behalf of the shareholders by BNY
Mellon Shareowner Services (the “Plan Agent”). Under the Plan, when-
ever the Fund declares a dividend, participants in the Plan will receive the equivalent in Common Shares of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions
(a condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a con-
dition often referred to as a “market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any unin-
vested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of the Fund unless the shareholder spec-
ifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the
Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The
Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received.

However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for partici-
pating in the Plan. The Plan Agent’s service fees for handling the rein-
vestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distribu-
tions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the
Fund. If, when the Fund’s shares are trading at a market premium, the
Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a por-
tion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, includ-
ing any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA
15252-8035, Telephone: (866) 216-0242.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 23

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The	102 RICs consisting	Arch Chemical
55 East 52nd Street	of the Board	2007	Guardian Life Insurance Company of America since 1998; Trustee,	of 100 Portfolios	(chemical and
New York, NY 10055	and Director		Educational Testing Service from 1997 to 2009 and Chairman from		allied products)
1946			2005 to 2009:\; Senior Advisor, The Fremont Group since 2008 and
Director thereof since 1996; Adjunct Lecturer, Harvard University since
2007; President and Chief Executive Officer of The Conference Board, Inc.
(global business research organization) from 1995 to 2007.

Karen P. Robards	Vice Chair	Since	Partner of Robards & Company, LLC (financial advisory firm) since	102 RICs consisting	AtriCure, Inc.
55 East 52nd Street	of the Board,	2004	1987; Co-founder and Director of the Cooke Center for Learning and	of 100 Portfolios	(medical devices);
New York, NY 10055	Chair of		Development, (a not-for-profit organization) since 1987; Director of		Care Investment
1950	the Audit		Enable Medical Corp. from 1996 to 2005; Investment Banker at		Trust, Inc. (health
	Committee		Morgan Stanley from 1976 to 1987.		care real estate
	and Director				investment trust)
G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC	102 RICs consisting	None
55 East 52nd Street		2007	(Beckwith Family Foundation) and various Beckwith property companies	of 100 Portfolios
New York, NY 10055			since 2005; Chairman of the Board of Directors, University of Pittsburgh
1945			Medical Center since 2002; Director, Shady Side Hospital Foundation since 1977; Director, Beckwith Institute for Innovation In Patient Care
since 1991; Member, Advisory Council on Biology and Medicine,
Brown University since 2002; Trustee, Claude Worthington Benedum
Foundation (charitable foundation) since 1989; Trustee, Chatham
University since 1981; Trustee, University of Pittsburgh since 2002;
Emeritus Trustee, Shady Side Academy since 1977; Chairman and
Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman,
President and Chief Executive Officer, Beckwith Machinery Company
(sales, rental and servicing of construction and equipment) from
1985 to 2005; Director, National Retail Properties (REIT) from
2006 to 2008.
Kent Dixon	Director	Since	Consultant/Investor since 1988.	102 RICs consisting	None
55 East 52nd Street	and Member	2007		of 100 Portfolios
New York, NY 10055	of the Audit
1937	Committee
Frank J. Fabozzi	Director	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	102 RICs consisting	None
55 East 52nd Street	and Member	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	of 100 Portfolios
New York, NY 10055	of the Audit		School of Management, since 2006; Adjunct Professor of Finance
1948	Committee		and Becton Fellow, Yale University from 1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting	102 RICs consisting	The McClatchy
55 East 52nd Street		2007	firm) since 1987; Chair, Board of Trustees, McLean Hospital from	of 100 Portfolios	Company
New York, NY 10055			2000 to 2008 and Trustee Emeritus thereof since 2008; Member		(publishing);
1941			of the Board of Partners Community Healthcare, Inc. from 2005		BellSouth (tele-
			to 2009; Member of the Corporation of Partners HealthCare since		communications);
			1995; Trustee, Museum of Fine Arts, Boston since 1992; Member		Knight Ridder
			of the Visiting Committee to the Harvard University Art Museum		(publishing)
since 2003; Director, Catholic Charities of Boston since 2009.
James T. Flynn	Director	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	102 RICs consisting	None
55 East 52nd Street	and Member	2004		of 100 Portfolios
New York, NY 10055	of the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC	102 RICs consisting	BlackRock Kelso
55 East 52nd Street		2007	(scientific equipment)since 2000.	of 100 Portfolios	Capital Corp.
New York, NY 10055
1942

24 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty	102 RICs consisting	ADP (data and
55 East 52nd Street		2007	member since 1988; Co-Director, Columbia Business School’s	of 100 Portfolios	information services),
New York, NY 10055			Entrepreneurship Program from 1997 to 2004; Visiting Professor,		KKR Financial
1958			John F. Kennedy School of Government at Harvard University and the		Corporation (finance),
			Harvard Business School since 1985 and at the University of Chicago		Metropolitan Life
			since 1994; Chairman, U.S. Council of Economic Advisers under the		Insurance Company
			President of the United States from 2001 to 2003.		(insurance)
W. Carl Kester	Director	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard	102 RICs consisting	None
55 East 52nd Street	and Member	2004	Business School; Deputy Dean for Academic Affairs, since 2006; Unit	OF 100 Portfolios
New York, NY 10055	of the Audit		Head, Finance, Harvard Business School, from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard Business
School, from 1999 to 2005; Member of the faculty of Harvard Business
School since 1981; Independent Consultant since 1978.

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for the Fund covered by this annual report. Following the combination of Merrill
Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock
Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas
Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996;
Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer,	173 RICs	None
55 East 52nd Street		2007	State Street Research & Management Company from 2000 to 2005;	consisting of
New York, NY 10055			Chairman of the Board of Trustees, State Street Research Mutual Funds	304 Portfolios
1945			from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	173 RICs	None
55 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer,	consisting of
New York, NY 10055			BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock	304 Portfolios
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007;
Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc.
and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 25

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]
Anne F. Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2009	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of
New York, NY 10055	Executive		BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
1962	Officer
Brendan Kyne	Vice	Since	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail
55 East 52nd Street	President	2009	Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008;
New York, NY 10055			Associate of BlackRock, Inc. from 2002 to 2004.
1977
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel
55 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.
New York, NY 10055	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.)
55 East 52nd Street		2007	of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Fund serve at the pleasure of the Board.
Investment Advisor	Custodian		Transfer Agent	Accounting Agent	Independent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank		BNY Mellon	State Street Bank	Registered Public	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company[1]		Shareowner Services	and Trust Company	Accounting Firm	Meagher & Flom LLP
	Boston, MA 02111		Jersey City, NJ 07310	Princeton, NJ 08540	Deloitte & Touche LLP	New York, NY 10036
Princeton, NJ 08540
Sub-Advisor						Address of the Fund
BlackRock Financial						100 Bellevue Parkway
Management, Inc.						Wilmington, DE 19809
New York NY 10055

Effective January 1, 2010, Kent Dixon, a Director of the Fund, retired. The Fund’s Board wishes
Mr. Dixon well in his retirement.

26 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Additional Information
Proxy Results
The Annual Meeting of Shareholders was held on August 26, 2009 for shareholders of record on June 29, 2009 to elect director nominees of the Fund:
		Votes For	Votes Withheld
Approved the Directors as follows:	G. Nicholas Beckwith, III	9,769,416	317,990
	Richard E. Cavanagh	9,818,134	269,272
	Richard S. Davis	9,838,482	248,924
	Kent Dixon	9,800,315	287,091
	Frank J. Fabozzi	9,833,318	254,088
	Kathleen F. Feldstein	9,812,771	274,635
	James T. Flynn	9,800,315	287,091
	Henry Gabbay	9,838,482	248,924
	Jerrold B. Harris	9,841,529	245,877
	R. Glenn Hubbard	9,807,056	280,350
	W. Carl Kester	9,807,618	279,788
	Karen P. Robards	9,839,959	247,447

Fund Certification

The Fund is listed for trading on the New York Stock Exchange (“NYSE”)
and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 27

Additional Information (continued)

Fundamental Periodic Repurchase Policy

The Board approved a fundamental policy whereby the Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the the 1940 Act.
As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders.
The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commence-
ment of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the second Friday in December; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the fiscal year ended December 31, 2009, the Fund conducted a repurchase offer for its shares, pursuant to Rule 23c-3 under the 1940 Act as summarized in the following table:

Number of	Amount of	Number of Shares
Repurchase Offers	Repurchase Offer	Tendered
1	586,199	36,242

For additional information, see Note 7 in the Notes to Financial Statements.

28 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

Additional Information (continued)

General Information

The Fund does not make available copies of its Statement of Additional
Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s invest-
ment objectives or policies or to the Fund’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Secu-
rities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the
SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Informa-
tion on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762; (2) at
www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009 29

Additional Information (concluded)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2009
	Total Fiscal Year-to-Date Cumulative					Percentage of Fiscal Year-to-Date
		Distributions by Character				Cumulative Distributions by Character
	Net	Net		Total Per	Net	Net		Total Per
	Investment	Realized	Return of	Common	Investment	Realized	Return of	Common
	Income	Capital Gains	Capital	Share	Income	Capital Gains	Capital	Share
	$0.9759	$0.2862	$0.1649	$1.4270	12%	76%	12%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribu-
tion may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with
‘yield’ or ‘income.’

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following informa-
tion is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

30 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2009

This report is transmitted to shareholders only. It is not a pro-
spectus. Past performance results shown in this report should not be considered a representation of future performance.
Statements and other information herein are as dated and
are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
Enhanced
Government Fund,	$35,700	$32,300	$0	$0	$6,100	$6,100	$1,028	$1,049
Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:
	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Enhanced
Government Fund, Inc.	$414,628	$412,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal
and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of December
31, 2009.

(a)(1) The Fund is managed by a team of investment professionals comprised of Stuart
Spodek, Managing Director at BlackRock and Thomas Musmanno, Managing
Director at BlackRock. Each is a member of BlackRock’s Fundamental Fixed
Income group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Spodek and Musmanno have been members of the registrant’s portfolio management team since 2006 and 2009, respectively.

Portfolio Manager		Biography
Stuart Spodek		Managing Director of BlackRock, Inc. since 2002; Co-head of US Fixed
Income within BlackRock's Fixed Income Portfolio Management Group since 2007.
Thomas Musmanno		Managing Director of BlackRock, Inc. since 2010; Director of BlackRock,
Inc. from 2006 to 2009; Director of Merrill Lynch Investment Managers,
L.P. from 2004 to 2006.
(a)(2) As of December 31, 2009:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Stuart Spodek	11	12	73	0	3	6
	$6.39 Billion	$2.80 Billion	$21.05 Billion	$0	$1.43 Billion	$1.67 Billion
Thomas Musmanno	5	7	71	0	2	5
	$2.61 Billion	$1.48 Billion	$18.39 Billion	$0	$539.4 Million	$1.47 Billion
(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale
BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Spodek and
Musmanno currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of December 31, 2009:

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock
Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include the following:

Portfolio Manager	Applicable Benchmarks
Stuart Spodek	A combination of market-based indices (e.g., Citigroup 1-Year Treasury
Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Global
Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.
Thomas Musmanno	A combination of market-based indices (e.g., Citigroup 1-Year Treasury
Index, Merrill Lynch 1-3 Year Treasury Index, Merrill Lynch
Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in
BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock.
Mr. Spodek has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Spodek and Musmanno have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in
BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – December 31, 2009.
Portfolio Manager	Dollar Range of Equity Securities
Beneficially Owned
Stuart Spodek	None
Thomas Musmanno	None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers –

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number (or
	Number of	Price Paid per	Shares Purchased as Part	Approx. Dollar Value) of
	Shares	Share	of Publicly Announced	Shares that May Yet Be
	Purchased		Plans or Programs	Purchased Under the Plans
				or Programs
July 1-31, 2009
August 1-31, 2009
September 1-30, 2009
October 1-31, 2009
November 1-30, 2009
December 1-31, 2009	36,242	$16.77 [1]	36,242[2]	0
Total:	36,242	$16.77 [1]	36,242[2]	0
[1] Subject to a repurchase fee of 2% of the net asset value per share.

2 On October 16, 2009, the repurchase offer was announced to repurchase up to 5% of outstanding shares. The expiration date of the offer was November 27, 2009. The registrant may conduct annual repurchases for between
5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

12(c) – Notices to the registrant’s common shareholders in accordance with 1940 Act Section 19(a)
and Rule 19a-11

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The
Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Enhanced Government Fund, Inc.

Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: February 23, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Government Fund, Inc.

Date: February 23, 2010